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                                                                   Exhibit 10.29

                           DCI MANAGEMENT GROUP, LIC

                       PLASMA SUPPLY AGREEMENT AMENDMENT

Amendment to Contract between DCI Management Group, LLC and Inhibitex, Inc. dated October, 2002, Section 10b of the above referenced agreement is hereby modified to read as follows:

"If either party materially breaches any of its obligations hereunder and receives written notice from the other party of such breach and fails to cure same within 30 days of such written notice, then in such event, this contract may be terminated by the non-breaching party".

                                  DCI MANAGEMENT GROUP, LLC

                                  By:  /s/ Ira London        July 3, 2003
                                       -----------------------------------------
                                       Name:     Ira London
                                       Title:    Vice President/Marketing
                                       Date:

                                  INHIBITEX, INC.

                                  By: /s/ Russell H. Plumb
                                      -----------------------------------------
                                      Name:  Russell H. Plumb
                                      Title: Vice President, CFO
                                      Date: